UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

 GeoEye, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33015	20-2759725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2325 Dulles Corner Boulevard, 10th Floor
Herndon, Virginia 20171
(Address of principal executive offices)

Registrant’s telephone number, including area code (703) 480-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On December 5, 2012, GeoEye Imagery Collection Systems Inc., a wholly owned subsidiary of GeoEye, Inc. (“Company”), received notice from the National Geospatial-Intelligence Agency (“NGA”) that, effective immediately, the NGA was terminating the Other Transaction For Prototype Project Agreement HM0210-10-9-0001 (“OTFPP Cost Share Agreement”) for convenience.

The NGA had previously notified the Company on June 22, 2012, that it had elected not to obligate additional funding under the OTFPP Cost Share Agreement for the development and launch of GeoEye- 2, scheduled for launch in the first half of 2013.

At that time, the NGA proposed new payment milestones tied to the remaining $70 million that had already been obligated under the OTFPP Cost Share Agreement. GeoEye and the NGA then entered into negotiations for an amendment to the OTFPP Cost Share Agreement. The NGA proposed three new milestones that would occur before the launch of GeoEye-2. To reflect the significant cuts to the amount of the cost share, the Company proposed changes to the rights to GeoEye-2 which would accrue to the NGA. The parties were unable to agree on mutually acceptable terms to amend the agreement, and, as a result, the NGA opted to terminate the agreement for convenience.

The foregoing description of the letter dated December 5, 2012 is qualified in its entirety by reference to the full text of the letter, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “may,” “will,” “intends,” “estimates,” “expects,” “should,” and similar expressions are intended to identify forward-looking statements. Actual results may differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to the risks and uncertainties associated with the Company’s business described in its filings with the Securities and Exchange Commission. All information is as of the date of this filing and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1	Letter dated December 5, 2012 from the National Geospatial-Intelligence Agency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2012	GEOEYE, INC.

	By:	/s/ William L. Warren
Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Document Description

10.1	Letter dated December 5, 2012 from the National Geospatial-Intelligence Agency.